REVISED LEASE AMENDMENT #8


ORIGINAL LEASE DATE:        September 10, 1991

LEASE AMENDMENT DATE:       August 26, 1996

LANDLORD:                   SPIEKER-SINGLETON #68 LIMITED PARTNERSHIP
                            A California Limited Partnership

TENANT:                     SCICLONE PHARMACEUTICALS, INC
                            A California Corporation

Landlord and Tenant, by executing this Lease Amendment as provided do hereby amend the Original Lease referred to above as follows:

1.       TERM

         11/01/96 - 04/30/2000

2.       PREMISES

         Effective November 1, 1996 approximately 1,155 square feet of rentable space on the second floor (Suite #265) of San Mateo BayCenter, Phase
         II, shall be incorporated into the Original Lease Agreement. Total square footage shall increase from 15,227 to 16,382 rentable square feet.

3.       RENTAL

                                                                                AMOUNT
                                                                                DUE:
                                          Additional         Existing
         11/01/96 - 11/30/96              1,155 rsf.        15,227 rsf.       16,382 rsf.
         --------------------------------------------------------------------------------

         Base Rent                         $1,686.00        $17,236.00        $18,922.00
         Op. Exp. (est. '96)                 $693.00         $9,137.00         $9,830.00
                                             -------         ---------         ---------
         Total Rent                        $2,379.00        $26,373.00        $28,752.00

                                          Additional          Existing
         12/01/96 - 12/31/96              1,155 rsf.       15,227 rsf.       16,382 rsf.
         -------------------------------------------------------------------------------

         Base Rent                         $1,496.26        $17,236.00        $18,732.26
         Op. Exp. (est. '96)                 $693.00        $ 9,137.00        $ 9,830.00
                                             -------        ----------        ----------
         Total Rent                        $2,189.26        $26,373.00        $28,562.26

                                          Additional          Existing
         01/01/97 - 04/30/97              1,155 rsf.       15,227 rsf.       16.382 rsf.
         -------------------------------------------------------------------------------

         Base Rent                         $1,340.00        $17,354.00        $18,694.00
         Op. Exp. (est. '96)                 $693.00         $9,137.00         $9,830.00
                                             -------         ---------         ---------
         Total Rent                        $2,033.00        $26,491.00        $28,524.00

                                          Additional          Existing
         05/01/97 -   12/31/97            1,155 rsf.       15,227 rsf.       16,382 rsf.
         ------------------------------------------------------------------------------

         Base Rent                         $1,397.00        $18,018.00        $19,415.00
         Op. Exp. (est. '96)                 $693.00         $9,137.00         $9,830.00
                                             -------         ---------         ---------
         Total Rent                        $2,090.00        $27,155.00        $29,245.00





SciCione Phanylaccuticals, Inc.
Lease Amendment #8
8/26/96
Page 2

                                            Additional        Existing
         01/01/98 - 04/30/98                1,155 rsf.        15,227 rsf.       16,382 rsf.
         ----------------------------------------------------------------------------------

         Base Rent                           $1,397.00        $18,136.00        $19,533.00
         Op. Exp. (est. '96)                   $693.00         $9,137.00         $9,830.00
                                               -------         ---------         ---------
         Total Rent                          $2,090.00        $27,273.00        $29,363.00

                                            Additional          Existing
         05/01/98 -  12/31/98               1,155 rsf.       15,227 rsf.       16.382 rsf.
         --------------------------------------------------------------------------------

         Base Rent                           $1,455.00        $18,799.00        $20,254.00
         Op. Exp. (est. '96)                   $693.00        $ 9,137.00         $9,830.00
                                               -------        ----------         ---------
         Total Rent                          $2,148.00        $27,936.00        $30,084.00

                                            Additional          Existing
         01/01/99 - 04/30/99                1,155 rsf.       15,227 rsf.       16.382 rsf.
         ---------------------------------------------------------------------------------

         Base Rent                           $1,455.00        $18,937.00        $20,392.00
         Op. Exp. (est. '96)                   $693.00        $ 9,137,00         $9,830.00
                                               -------        ----------         ---------
         Total Rent                          $2,148.00        $28,074.00        $30,222.00

                                            Additional          Existing
         05/01/99 - 04/30/2000              1,155 rsf.       15,227 rsf.       16,382 rsf.
         ---------------------------------------------------------------------------------

         Base Rent                           $1,513.00        $19,600.00        $21,113.00
         Op. Exp. (est. '96)                   $693.00         $9,137.00         $9,830.00
                                               -------         ---------         ---------
         Total Rent                          $2,206.00        $28,737.00        $30,943.00


4.       TENANT PROPORTIONATE SHARE

         Effective November 1, 1996, Tenant's proportionate share shall increase from 12.79% to 13.76%.

All other terms and conditions of the original Lease Agreement and Lease Amendaments #1 through #7 shall apply to this Lease Amendment #8, as agreed to this 26th day of August, 1996.

         LANDLORD:
         SPIEKER-SINGLETON #68 LIMITED PARTERSHIP
         A California Limited Partnership

         By:      Peter H. Schnugg
         Its:     Agent for Owner
         Date:    8/26/96

         TENANT:
         SCICLONE PHARMACEUTICALS, INC.
         A California Corporation

         By:      Mark A. Culhane
         Its:     Vice President Finance & Administration, CFO
         Date:    August 26, 1996